EXHIBIT 10.5

                                                          EXECUTION VERSION


                                    GUARANTEE

     GUARANTEE, dated as of January 14, 2003, made by CRIIMI MAE, INC., a Maryland corporation (the "Guarantor"), in favor of BEAR, STEARNS INTERNATIONAL LIMITED (the "Buyer"), party to the Repurchase Agreement dated January 14, 2003 by and among Buyer, CRIIMI Newco, LLC (a "Seller") and CBO REIT II, Inc. (a "Seller") (the "Repurchase Agreement").

                                    RECITALS

     Reference is made to the Repurchase Agreement, pursuant to which the Buyer agreed to enter into a Transaction with the Sellers upon the terms and subject to the conditions set forth therein. It is a condition precedent to the obligation of the Buyer to enter into the Transaction with the Sellers under the Repurchase Agreement, that the Guarantor execute and deliver to the Buyer this Guarantee.

     NOW, THEREFORE, in consideration of the premises and to induce the Buyer to enter into the Repurchase Agreement and to induce the Buyer to enter into the Transaction with the Sellers under the Repurchase Agreement, the Guarantor hereby agrees with the Buyer as follows:

     1. Defined Terms.

     (a) Unless otherwise defined herein, terms defined in the Repurchase Agreement and used herein shall have the meanings given to them in the Repurchase Agreement, and the following terms used herein shall have the meanings assigned to them below:

     "ERISA" shall, with respect to any Person, mean the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor thereto, and the regulations promulgated and rulings issued thereunder.

     "ERISA Affiliate" shall, with respect to any Person, mean any Person which is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which such Person is a member, or (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which such Person is a member.

     "Event of ERISA Termination" shall, with respect to Guarantor or either Seller, mean (i) with respect to any Plan, a reportable event, as defined in
Section 4043 of ERISA, as to which the PBGC has not by regulation waived the reporting of the occurrence of such event, or (ii) the withdrawal of Guarantor, such Seller or any ERISA Affiliate thereof from a Plan during a plan year in which it is a substantial employer, as defined in Section 4001(a)(2) of ERISA, or (iii) the failure by Guarantor, such Seller or any ERISA Affiliate thereof to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA with respect to any Plan, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, or (iv) the distribution under

Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by Guarantor, such Seller or any ERISA Affiliate thereof to terminate any Plan, or (v) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if Guarantor, such Seller or any ERISA Affiliate thereof fails to timely provide security to the Plan in accordance with the provisions of said Sections, or (vi) the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or
(vii) the receipt by Guarantor, such Seller or any ERISA Affiliate thereof of a notice from a Multiemployer Plan that action of the type described in the previous clause (vi) has been taken by the PBGC with respect to such Multiemployer Plan, or (viii) any event or circumstance exists which may reasonably be expected to constitute grounds for Guarantor, such Seller or any ERISA Affiliate thereof to incur liability under Title IV of ERISA or under
Section 412(c)(11) of the Code with respect to any Plan.

     "Multiemployer Plan" shall mean, with respect to Guarantor or either Seller, a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to (or required to be contributed to) by such Guarantor or either Seller or any ERISA Affiliate thereof on behalf of its employees and which is covered by Title IV of ERISA.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Plan" shall mean, with respect to Guarantor or either Seller, any employee benefit or similar plan that is or was at any time during the current year or immediately preceding five years established, maintained or contributed to by such Seller or any ERISA Affiliate thereof and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

     "Reportable Event" shall mean any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg.
Section 2615.

     "Single-Employer  Plan"  shall  mean a  single-employer  plan as defined in
Section 4001(a)(15) of ERISA which is subject to the provisions of Title IV of ERISA.

     (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

     (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. Guarantee.

     (a) The Guarantor hereby, unconditionally and irrevocably, guarantees to the Buyer and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Sellers when due (whether at the stated maturity, by acceleration or

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otherwise) of the Obligations (which shall include, without limitation, the obligation to make cash payments or pledge additional collateral in order to cure a Margin Call under the Repurchase Agreement, to make scheduled payments of Price Differential, to make required Amortization Payments and to pay fees and expenses required to be paid under the Repurchase Agreement).

     (b) The Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Buyer following an Event of Default in enforcing any rights with respect to, or collecting, any or all of the Obligations or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Transaction under the Repurchase Agreement is terminated, notwithstanding that from time to time prior thereto the Sellers may be free from any Obligations.

     (c) No payment or payments made by the Sellers, the Guarantor, any other guarantor or any other Person or received or collected by the Buyer from the Sellers, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations until the Obligations are paid in full and the Transaction is terminated.

     (d) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Buyer on account of its liability hereunder, it will notify the Buyer in writing that such payment is made under this Guarantee for such purpose.

     (e) Any amounts paid hereunder will be applied by the Buyer to reduce the Obligations under the Repurchase Agreement.

     3. Right of Set-off. The Guarantor hereby irrevocably authorizes the Buyer at any time and from time to time without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Buyer to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Buyer may elect, against and on account of the Obligations and liabilities of the Guarantor to the Buyer which are then due and payable hereunder and claims of every nature and description of the Buyer against the Guarantor, in any currency, whether arising hereunder, under the Repurchase Agreement, any Repurchase Documents or otherwise, as the Buyer may elect, whether or not the Buyer has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Buyer agrees promptly (but in no event later than five (5) Business Days following any set-off) to notify the Guarantor after any such set-off and application made by the Buyer; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Buyer under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Buyer may have.


     4. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Buyer, the Guarantor shall not be entitled to be subrogated to any of the rights of the Buyer against the Sellers or any other guarantor or any security or guarantee or right of offset held by the Buyer for the payment of the
Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Sellers or any other guarantor in respect of payments made by the Guarantor hereunder, until all amounts owing to the Buyer by the Sellers on account of the Obligations are paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Buyer, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Buyer in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Buyer, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Buyer may determine.

     5. Amendments, etc. with respect to the Obligations; Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Buyer may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any security or other assets or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Buyer, and the Repurchase Agreement and the other Repurchase Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Buyer may deem advisable from time to time, and any Transaction Assets or other assets, guarantee or right of offset at any time held by the Buyer for the payment of the Obligations may be sold, exchanged, waived, surrendered or released; provided, however, in the event that a Change of Control has occurred with respect to either Seller, the Guarantor shall not be responsible for any increased Obligations arising directly from any amendment of any Repurchase Document entered into without the consent of the Guarantor. The Buyer shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Buyer may, but shall be under no obligation to, make a similar demand on the Sellers or any other guarantor, and any failure by the Buyer to make any such demand or to collect any payments from the Sellers or any such other guarantor or any release of the Sellers or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Buyer against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     6. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Buyer upon this Guarantee or
acceptance  of  this  Guarantee,  the  Obligations,   and
any of them, shall conclusively be deemed to have been created,  contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Sellers and the Guarantor, on the one hand, and the Buyer, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Sellers or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Repurchase Agreement or any other Repurchase Document, any of the Obligations or any other security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Buyer, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Sellers against the Buyer, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Sellers or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Sellers for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Buyer may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Sellers or any other Person or against any security or guarantee for the Obligations or any right of setoff with respect thereto, and any failure by the Buyer to pursue such other rights or remedies or to collect any payments from the Sellers or any such other Person or to realize upon any such security or guarantee or to exercise any such right of offset, or any release of the Sellers or any such other Person or any such security, guarantee or right of setoff, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Buyer against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Buyer, and its successors, indorsees, transferees and assigns, until all the Obligations have been satisfied or the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full.


     7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Buyer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Sellers or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Sellers or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     8. Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Buyer without set-off or counterclaim in U.S. Dollars at the account maintained by the Buyer specified in Section 9 of the Repurchase Agreement.

     9. Representations and Warranties. Except as set forth in that certain letter agreement dated as of the date of this Guarantee and delivered by the Guarantor to the Buyer, a copy of which is attached hereto as Exhibit A, the Guarantor hereby represents and warrants that:

     (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate or partnership power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

     (b) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee and the other Repurchase Documents to which is a party, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee and the other Repurchase Documents to which is a party;

     (c) this Guarantee and each of the other Repurchase Documents to which the Guarantor is a party has been duly executed and delivered on behalf of the Guarantor, and constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

     (d) the execution, delivery and performance of this Guarantee and the other Repurchase Documents to which the Guarantor is a party will not violate any provision of any requirement of law or contractual obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any requirement of law or contractual obligation of the Guarantor;

     (e) no consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee or the other Repurchase Documents to which the Guarantor is a party;

     (f) there are no actions, suits, arbitrations, investigations, (including, without limitation, any of the foregoing which are pending, or to the Knowledge of the Guarantor, threatened) or other legal or arbitrable proceedings affecting the Guarantor or any of its consolidated Subsidiaries or any of the properties of the Guarantor before any Governmental Authority which (i) questions or challenges the validity or enforceability of the Repurchase Documents to which it is a party or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim or claims in an aggregate amount greater than $1,000,000, (iii) individually or in the aggregate, if adversely determined, would have a Material Adverse Effect, or (iv) requires filing with the SEC in accordance with its regulations;

     (g) it has timely filed or caused to be filed all tax returns which are required to be filed by it and has timely paid all Taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any Tax, the amount or the validity of which is currently being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves in conformity with GAAP have been provided on the books of the Guarantor); no tax Lien has been filed, and, to the knowledge of the Guarantor, no claim is being asserted, with respect to any such tax, fee or other charge;

     (h) ERISA.

     (i) No liability under Section 4062, 4063, 4064 or 4069 of ERISA has been or is expected by the Guarantor to be incurred by the Guarantor or any ERISA Affiliate thereof with respect to any Plan which is a Single-Employer Plan in an amount that could reasonably be expected to have a Material Adverse Effect.

     (ii) No Plan which is a Single-Employer Plan had an accumulated funding deficiency, whether or not waived, as of the last day of the most recent fiscal year of such Plan ended prior to the date hereof. Neither the Guarantor nor any ERISA Affiliate thereof is (A) required to give security to any Plan which is a Single-Employer Plan pursuant to Section 401(a) (29) of the Code or Section 307 of ERISA, or (B) subject to a Lien in favor of such a Plan under Section 412(n) of the Code or Section 302(f) of ERISA.

     (iii) Each Plan of the Guarantor, each of its Subsidiaries and each of its ERISA Affiliates is in compliance with the applicable provisions of ERISA and the Code, except where the failure to comply would not result in any Material Adverse Effect.

     (iv) Neither the Guarantor nor any of its Subsidiaries has incurred a tax liability under Chapter 43 of the Code or a penalty under Section 502 of ERISA which has not been paid in full, except where the incurrence of such tax or penalty would not result in a Material Adverse Effect.

     (v) Neither the Guarantor nor any of its Subsidiaries or any ERISA Affiliate thereof has incurred or reasonably expects to incur any withdrawal liability under Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multiemployer Plan in an amount that could reasonably be expected to have a Material Adverse Effect.

     (i) The Order Confirming Debtors' Third Amended Joint Plan of Reorganization, entered November 22, 2000 in the United States Bankruptcy Court for the District of Maryland, Greenbelt Division, as entered on the docket of such court, has not been reversed, stayed, modified, or amended, and: (a) the time to appeal, seek review or rehearing or petition for certiorari has expired and no timely-filed appeal or petition for review, rehearing, remand or certiorari is pending; or (b) any appeal taken or petition for certiorari filed has been resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought.

     The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the Purchase Date under the Repurchase Agreement.

     10. Covenants.

     (a) Preservation of Existence; Compliance with Law. The Guarantor shall:

     (i) Preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises necessary for the operation of its business;

     (ii) Comply with the requirements of all applicable laws, rules, regulations and orders, whether now in effect or hereafter enacted or promulgated by any applicable Governmental Authority (including, without limitation, all environmental laws) in all material respects;

     (iii) Maintain all licenses, permits or other approvals necessary for Guarantor to conduct its business and to perform its obligations under the Repurchase Documents, and shall conduct its business strictly in accordance with applicable law;

     (iv) Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied; and

     (v) Permit representatives of the Buyer, upon reasonable notice (unless an Event of Default shall have occurred and is continuing, in which case, no prior notice shall be required), during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Buyer, subject to the provisions set forth in
Section 16 of the Repurchase Agreement and applicable law.

     (b) Taxes, Etc.

     (i) The Guarantor shall timely pay and discharge or cause to be paid and discharged, when due all Taxes imposed upon it and upon its income and profits regarding income and profits of the Transaction Assets, and upon any of its or their property, real, personal or mixed (including without limitation, the Transaction Assets) or upon any part thereof, as well as any other lawful claims which, if unpaid, might become a Lien upon such properties or any part thereof.

     (ii) The Guarantor shall file on a timely basis all federal, state and local tax and information returns, reports and any other information statements or schedules required to be filed by or in respect of it and pay all Taxes, except for any such Taxes as are appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are provided.

     (iii) The Guarantor shall remain a REIT.

     (iv) Newco shall remain a disregarded entity treated as a part of the Guarantor for federal income tax purposes.

     (v) To the best of its knowledge, the Guarantor is fully eligible for, and all payments under this Guarantee and the Repurchase Agreement will be entitled to, the benefits of the "Other Income" provision of the income tax treaty between the United States and the United Kingdom with respect to any payment received or to be received by it in connection with this Guarantee or the Repurchase Agreement, and no such payments are attributable to a trade or business carried on by it through a permanent establishment in the United Kingdom.

     (c) Notice of Proceedings or Adverse Change. The Guarantor shall give notice to the Buyer immediately after a Responsible Officer of the Guarantor has any knowledge of:

     (i) the occurrence of any Default or Event of Default;

     (ii) any litigation or proceeding that is pending or threatened against (a) the Guarantor in which the amount involved exceeds $1,000,000 and is not covered by insurance, in which injunctive or similar relief is sought, or which, would reasonably be expected to have a Material Adverse Effect and (b) any litigation or proceeding that is pending or threatened in connection with any of the Transaction Assets, which, if adversely determined, would reasonably be expected to have a Material Adverse Effect;


     (iii) with thirty days advance notice of any change in the Guarantor's name, principal office or place of business or jurisdiction; and

     (iv) as soon as reasonably possible, notice of any material change in accounting policies or financial reporting practices of the Guarantor.

     (d) Illegal Activities. The Guarantor shall not engage in any conduct or activity that could subject its assets to forfeiture or seizure.

     (e) Transactions with Affiliates. The Guarantor shall not enter into any transaction, including, without limitation, the purchase, sale, lease or exchange of property or assets or the rendering or accepting of any service with any Affiliate, unless such transaction is (a) not otherwise prohibited in this Guarantee or any other Repurchase Document and (b) upon fair and reasonable terms no less favorable to the Guarantor, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

     (f) Investment Company. The Guarantor shall not take any action to be or become, and shall use its best efforts to avoid being or becoming, at any time prior to the payment in full of the Repurchase Price and any other amount payable under this Guarantee or any other Repurchase Document, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under
Section 8 of the Investment Company Act of 1940, as amended.

     (g) Delivery of Information. The Guarantor shall provide all information necessary to enable the Sellers to comply with its obligations under the Repurchase Agreement, including, without limitation, financial statements of the Guarantor. The Guarantor shall notify Buyer the same day that any reports are filed with the SEC and deliver the same to the Buyer within two (2) Business Days following the filing thereof.

     (h) No Amendment. The Guarantor shall not amend, modify, or terminate, or otherwise permit to be amended, modified or terminated, any Repurchase Document or any Brascan Loan

Document in contravention of the Intercreditor Agreement without the prior written consent of the Buyer.

     (i) ERISA Matters.

     (i) Promptly upon becoming aware of the occurrence of any Event of ERISA Termination which together with all other Events of ERISA Termination occurring within the prior 12 months involve a payment of money by or a potential aggregate liability of the Guarantor or any ERISA Affiliate thereof or any combination of such entities in excess of $1,000,000 the Guarantor shall give the Buyer a written notice specifying the nature thereof, what action the Guarantor or any ERISA Affiliate thereof has taken and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

     (ii) Promptly upon receipt thereof, the Guarantor shall furnish to the Buyer copies of (i) all notices received by the Guarantor or any ERISA Affiliate thereof of the PBGC's intent to terminate any Plan or to have a trustee appointed to administer any Plan; (ii) all notices received by the Guarantor or any ERISA Affiliate thereof from the sponsor of a Multiemployer Plan pursuant to
Section 4202 of ERISA involving withdrawal liability in excess of $1,000,000; and (iii) all funding waiver requests filed by the Guarantor or any ERISA Affiliate thereof with the Internal Revenue Service with respect to any Plan, the accrued benefits of which exceed the present value of the plan assets as of the date the waiver request is filed, and all communications received by the Guarantor or any ERISA Affiliate thereof from the Internal Revenue Service with respect to any such funding waiver request.

     (iii) The Guarantor represents and covenants that as of the date hereof and for so long as it is a party to this Agreement or any Transaction hereunder, it is not, and it is not using the assets of, an employee benefit plan subject to
Section 406 of ERISA, a plan subject to Section 4975 of the Code, a plan subject to another law, regulation or restriction materially similar to Section 406 of ERISA or Section 4975 of the Code, or an entity the assets of which constitute assets of any such plans by reason of investment by such plans in the entity (including for this purpose, the general account of a life insurance company), because no class of equity interest in such Seller is held to the extent of 25 % or more (as measured by value) by one or more so-called "benefit plan investors", after disregarding the interests in the Guarantor held by certain controlling persons, or because of another exception set forth in U. S. Department of Labor Regulation Section 2510.3-101 (the "Plan Assets Regulation"). The parties hereto agree that the foregoing representation and covenant and the terms used therein shall be interpreted in a manner consistent with the Plan Assets Regulation.

     (j) Interest Rate Protection Agreement. The Guarantor shall either (a) purchase an interest rate cap from the Buyer or another entity with a minimum rating of at least A- by S&P and A3 by Moody's in a notional amount equal to at least 50% of the outstanding Purchase Price at a 4.5% one-month LIBOR or lower strike price (an "Interest Rate Protection Agreement") containing such other terms and conditions satisfactory to Buyer in its sole discretion or (b) execute an interest rate swap agreement or such other derivative acceptable to Buyer or
(c)
maintain its current interest rate cap with Royal Bank of Canada (the "Current Interest Rate Cap"); provided however, in the event that the Guarantor utilizes the Current Interest Rate Cap, the Guarantor shall enter into an extension thereof at least three (3) months prior to the current termination date, which extension shall terminate no less than one year from the current expiration date or on such earlier date as agreed to by the Buyer, after taking into account the anticipated closing date of the CDO.

     (k) Insurance. The Guarantor shall continue to maintain insurance coverage with respect to employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud in an aggregate amount at least equal to $5,000,000. The Guarantor shall maintain a fidelity bond in respect of its officers, employees and agents, with respect to any claims made in connection with all or any portion of the Transaction Assets. The Guarantor shall notify the Buyer as soon as reasonably possible of any material change in the terms of any such fidelity bond or any other insurance policy, with a copy of evidence of same attached.

     (l) Taxes. The Guarantor agrees to be bound by the provisions of Section 7 of the Repurchase Agreement with respect to any amounts paid by the Guarantor thereunder.

     (m) Subordination.

     (i) The Guarantor will cause each instrument evidencing any of the Subordinated Obligations (as defined in the Intercreditor Agreement) to be endorsed with the following legend:

     "THE OBLIGATIONS EVIDENCED BY THIS INSTRUMENT ARE SUBORDINATED TO THE PRIOR PAYMENT IN FULL IN CASH AND IN IMMEDIATELY AVAILABLE FUNDS OF ALL OF THE SENIOR OBLIGATIONS (AS DEFINED IN THE INTERCREDITOR AGREEMENT HEREINAFTER REFERRED TO) AND THE TERMINATION OF THE TRANSACTION THEREUNDER PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE INTERCREDITOR AND SUBORDINATION AGREEMENT DATED AS OF JANUARY 14, 2003 BY AND AMONG THE PAYEE NAMED HEREIN AND THE SENIOR TRANSACTION PARTY REFERRED TO THEREIN, AS SUCH MAY BE AMENDED FROM TIME TO TIME."

     (ii) The Guarantor will further mark its books of account in such a manner as shall be effective to give proper notice of the effect of the Intercreditor Agreement and will, in the case of any of the Subordinated Obligations which are not evidenced by any instrument, upon the request of the Buyer, promptly cause such Subordinated Obligations to be evidenced by an appropriate instrument or instruments endorsed with the legend set forth above. The Guarantor will, at its sole expense and at any time and from time to time, promptly execute and deliver all further assignments, instruments and other documents, and take all further action, that may be necessary or desirable and that the Buyer may reasonably request, in order to protect any right or interest granted or purported to be granted under the Intercreditor Agreement or to enable the Buyer to exercise and enforce its rights and remedies hereunder (including, without limitation, any and all claims with respect to the Transaction Assets or any other collateral, and any liens and security interests securing payment of the Subordinated Obligations owing thereto or held thereby).

     (iii) The Guarantor hereby acknowledges and agrees to the provisions set forth in Section 3 of the Intercreditor Agreement.

     11. Events of Default. Each of the following shall constitute an "Event of Default" for all purposes hereunder and under the Repurchase Documents:

     (a) Representation and Warranty Breach. Any representation, warranty, or certification made or deemed made herein or in any other Repurchase Document by the Guarantor or any certificate furnished to the Buyer pursuant to the provisions hereof or thereof or any information with respect to the Transaction Assets furnished in writing by or on behalf of the Guarantor shall prove to have been untrue or misleading in any material respect as of the time made or furnished;

     (b) Immediate Covenant Default. The failure of the Guarantor to perform, comply with or observe any term, covenant or agreement applicable to the Guarantor contained in any of Sections 10(a)(i) and (ii), (d), (f) or (i).

     (c) Additional Covenant Defaults. The Guarantor shall fail to observe, comply with or perform any other term, covenant or agreement contained in this Guarantee (and not identified in Section 11(c) above) or any other Repurchase Document, and if such default shall be capable of being remedied, such failure to observe or perform shall continue unremedied for a period of ten (10) Business Days after (i) the Guarantor has actual knowledge of such default or
(ii) the Buyer has notified the Guarantor of such default; or

     (d) ERISA. (i) the Guarantor shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of Guarantor or any ERISA Affiliate, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Buyer, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Plan shall terminate for purposes of Title IV of ERISA, (v) Guarantor or any ERISA Affiliate shall, or in the reasonable opinion of the Buyer is likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect.

     12. Notices. Except as otherwise expressly permitted by this Guarantee, all notices, requests and other communications provided for herein (including without limitation any modifications of, or waivers, requests or consents under, this Guarantee) shall be given or made in writing (including without limitation by telecopy) delivered to the intended recipient at the address set forth below); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Guarantee, all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  Bear, Stearns International Limited
                  383 Madison Avenue
                  New York, New York 10179
                  Attn:  General Counsel
                  Fax:  212-272-4933

                  With a copy to:

                  Bear, Stearns International Limited
                  383 Madison Avenue
                  New York, New York 10179
                  Attn:  James J. Higgins, Senior Managing Director
                  Fax:  212-272-7047

                  CRIIMI MAE, Inc.
                  11200 Rockville Pike
                  Rockville, MD 20852
                  Attention: Cindy Azzara, Chief Financial Officer Telecopier No.: (301) 255-0620
                  Telephone No:  (301) 816-2300

     13. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     14. Integration. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Buyer or the Guarantor relative to the subject matter hereof not reflected herein.

     15. Amendments in Writing; No Waiver; Cumulative Remedies.

     (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Buyer; provided, that any provision of this Guarantee may be waived by the Buyer in a letter or agreement executed by the Buyer or by facsimile transmission from the Buyer.

     (b) The Buyer shall not by any act (except by a written instrument pursuant to Section 15(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Buyer, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Buyer of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Buyer would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     16. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     17. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Buyer and its successors and assigns.

     18. Governing Law; Jurisdiction, Waiver of Jury Trial: Waiver of Damages.

     (a) This Guarantee shall be governed by and interpreted under the laws of the State of New York without regard to the conflict-of-laws principles thereof (other than section 5-1401 of the General Obligations Law of the State of New
York).

     (b) The Guarantor hereby submits to the exclusive jurisdiction of the courts of the State of New York located in the Borough of Manhattan and the United States District Court for the Southern District of New York, New York. The Guarantor waives in all disputes any objection that it may have to the location of such court considering the dispute including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens. Any proceeding commenced by the Guarantor in connection with the transactions contemplated by this Guarantee shall be brought in one of the courts of the State of New York located in the Borough of Manhattan, or in the United States District Court for the Southern District of New York, and the Guarantor waives any and all rights that it may have to commence any proceeding in any other court.

     (c) The Guarantor hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise arising out of, connected with, related to or incidental to any relationship established in connection with this agreement. Instead, any disputes resolved in court will be resolved in a bench trial without a jury.

     (d) Nothing herein shall affect the right of the Buyer to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.

     (e) The Guarantor waives the posting of any bond otherwise required of the Buyer in connection with any judicial process or proceeding to enforce any judgment or other court order entered in favor of Buyer, or to enforce by specific performance, temporary restraining order or preliminary or permanent injunction this Guarantee or any of the other Repurchase Documents.

     19. Acknowledgments. Each of the Buyer and the Guarantor hereby acknowledge that:

     (a) Guarantor and Buyer have each been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Repurchase Documents to which it is a party;

     (b) the Buyer and Guarantor have no fiduciary relationship with or duty to one another arising out of or in connection with this Guarantee or any of the other Repurchase Documents to which it is a party, and the relationship between the Guarantor and the Sellers, on one hand, and the Buyer, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

     (c) no joint venture is created hereby or by the other Repurchase Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guarantor, the Sellers and the Buyer.

     20. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER REPURCHASE DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                      CRIIMI MAE, INC.


                                      /s/David B. Iannarone
                                      ------------------------------------
                                      Name:  David B. Iannarone
                                      Title:  Executive Vice President



Agreed and acknowledged:




BEAR, STEARNS INTERNATIONAL LIMITED



/s/Paul M. Friedman
---------------------------------------
Name:  Paul M. Friedman
Title:  Senior Managing Director

                                   EXHIBIT A

                               GUARANTOR'S LETTER








                                      -17-